UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT  REPORT

PURSUANT TO SECTION 13  OR  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2010

BLUEWAVE GROUP, INC.
(Exact name of registrant as specified in its Charter)

Nevada	0-53804	26-1679683
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2881 E. Oakland Park Blvd., Suite 407, Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 696-9253
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On December 2, 2010, Bluewave Group, Inc. (the “Company”) (1) dismissed LBB and Associates Ltd., LLP (“LLB”) as its independent registered public accounting firm responsible for auditing its financial statements; and (2) retained Wolinetz, Lafazan & Company, PC (“WLC”) as its new independent registered public accounting firm responsible for auditing the Company’s financial statements.

LBB issued its report on the Company’s financial statements for the year ended April 30, 2010 and such report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended April 30, 2010 contained an explanatory paragraph stating that the Company’s absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2011 raise substantial doubt about its ability to continue as a going concern.

The decision to dismiss LBB and retain WLC was recommended and unanimously approved by the Company’s board of directors.

In connection with its audit of the Company’s financial statements for the fiscal year ended April 30, 2010 and subsequent interim periods through December 2, 2010 (the date of dismissal) there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such year.  During the fiscal year ended April 30, 2010 and through November 16, 2010, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

During the Company’s two most recent fiscal years and through December 2, 2010 (the date of engagement), the Company did not consult with WLC regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in either case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided LBB with a copy of this Current Report on Form 8-k prior to its filing with the SEC, and requested LBB to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not stating the respects in which it does not agree.  The letter is being filed herewith as Exhibit 16.1.

Item 9.01     Financial Statements and Exhibits

(a)-(c)  N/A

(d)     Exhibits

Exhibit No.	Description

16.1	Letter dated December 16, 2010, from LBB & Associates Ltd., LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEWAVE GROUP, INC. (Registrant)

Dated: December 16, 2010	By:	/s/ Derek Jackson
Derek Jackson
Chief Executive and Financial Officer